Exhibit 10.2


                      AMENDMENT TO THE AMENDED AND RESTATED
                             C&D TECHNOLOGIES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     THIS AMENDMENT to the Amended and Restated Supplemental Executive Retirement Plan is made and entered into on May 6, 2005, by C&D TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company").

                               W I T N E S S E T H

     WHEREAS, the Company maintains the C&D Technologies, Inc. Supplemental Executive Retirement Plan (the "Plan"), which was originally established by indenture dated September 30, 1997, and was last amended March 1, 2005;

     WHEREAS, the Company desires to further amend the Plan to accelerate vesting for one of the Plan's participants;

     WHEREAS, this amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

     NOW, THEREFORE, effective as of May 6, 2005 the Plan is hereby amended as follows:

     The following shall be added as new paragraph L of Appendix A to the Plan:

          Linda R. Hansen shall be deemed to have completed seven and one-half (7.5) full and consecutive years of employment with the Company on May 6, 2005, provided that Ms. Hansen either remains employed by the Company until August 31, 2005 or prior to such date is involuntarily terminated by the Company without Cause, dies, becomes Disabled or terminates employment by mutual agreement with the Company.

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                                C & D TECHNOLOGIES, INC.

                                                By:  /s/ KD Burgess
                                                   ----------------------------

                                                Title: VP Human Resources
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